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  NUMBER                    [SNOWDANCE LOGO]                       SHARES
 SD                                                               SPECIMEN

                                                              CUSIP 833355 10 0
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that


                         SPECIMEN               SPECIMEN

is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR
VALUE, OF                Snowdance, Inc. transferable only on the books of the
Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated:

                                 SNOWDANCE, INC.
                                   CORPORATE
                                      SEAL
                                      1997
                                    DELAWARE

 /s/ SUSAN D. PLAUSTEINER                          /s/ STEVE PLAUSTEINER
  CHIEF FINANCIAL OFFICER                   CHAIRMAN AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
            CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                        (Jersey City, NJ)

                                                  TRANSFER AGENT
                                                  AND REGISTRAR

                                                AUTHORIZED OFFICER








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                                SNOWDANCE, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT........Custodian...........
                                                   (Cust)    (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors
                                                   Act-.........................
JT TEN  - as joint tenants with right of                       (State)
          survivorship and not as tenants
          in common.

     Additional abbreviations may also be used though not in the above list.

    For Value Received,..............hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 ................................................................................

 ................................................................................
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
                                  OF ASSIGNEE)
 ................................................................................

 ................................................................................

 ......................................................................... Shares
represented by the within Certificate, and does hereby irrevocably constitute and appoint...........................................................

 ....................................................................... Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:...............................


                                        Signature:..............................


          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.


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